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                                                                   EXHIBIT 10.48

            ATTACHING TO AND FORMING PART OF POLICY NO. 901/LK9905081

                    ISSUED BY: AMERICAN RE-INSURANCE COMPANY

               TO: MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

ENDORSEMENT NO. 1                                   EFFECTIVE: 1ST JANUARY, 2000



It is hereby understood and agreed that with effect from 1st January, 2000 this Contract is Cancelled.

ALL OTHER TERMS AND CONDITIONS OF THIS CONTRACT REMAIN UNALTERED.